ITW Conference Call

Second Quarter

2004

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Jon Kinney

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2004………………….…Jon Kinney

4.

Q & A………………...…………Kinney/Brooklier

ITW
Forward-Looking Statements

                      This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and base business expectations for full year 2004 and the Company’s related earnings forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated, including, without limitation, the risks described herein.  Important factors that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or commercial real estate markets, (2)
deterioration in global and domestic business and economic conditions, particularly in North America, the European Community or Australia, (3)
the unfavorable impact of foreign currency fluctuations, (4) an interruption in, or reduction in, introducing new products into the
Company’s product lines, and (5) an unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates.

Conference Call Playback

Replay number: 203-369-1569

No pass code necessary

Telephone replay available through
midnight of August 4, 2004

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2003

2004

Q2

Q2

Amount

%

Operating Revenues

2,564.0

3,002.3

438.3

17.1%

Operating Income

454.1

561.5

107.4

23.7%

% of Revenues

17.7%

18.7%

1.0%

Income From Continuing Operations

Income Amount

284.0

360.4

76.4

26.9%

Income Per Share-Diluted

0.92

1.16

0.24

26.1%

Average Invested Capital

6,698.2

7,399.2

(701.0)

-10.5%

Return on Average Invested Capital

17.6%

20.0%

2.4%

Free Operating Cash Flow

217.7

314.2

96.5

44.3%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

8.4%

19.1%

1.8%

Nonvolume-related

-

-2.8%

-0.5%

Total

8.4%

16.3%

1.3%

Acquisitions / Divestitures

5.7%

2.4%

-0.6%

Translation

4.2%

3.8%

-0.1%

Impairment

-

-

-

Restructuring

-

1.9%

0.3%

Leasing & Investments

-0.5%

-0.7%

-

Other Revenue

-0.7%

-

0.1%

Total

17.1%

23.7%

1.0%

ITW
Leasing & Investments

2003

2004

Q2

Q2

Amount

%

Operating Revenues

65.8

53.2

(12.6)

-19.1%

Operating Income

52.1

48.7

(3.4)

-6.5%

Operating Margins

79.2%

91.5%

12.3%

F(U) Last Year

2003

2004

Q2

Q2

Amount

%

Operating Income

454.1

561.5

107.4

23.7%

Interest Expense

(19.1)

(18.9)

0.2

Other Income

2.0

3.5

1.5

Income From Continuing Operations-P/T

437.0

546.1

109.1

25.0%

Income Taxes

152.9

185.7

(32.8)

% to Pre Tax Income

35.0%

34.0%

1.0%

Income From Continuing Operations-A/T

284.0

360.4

76.4

26.9%

F(U) Last Year

ITW
Non Operating & Taxes

6/30/03

3/31/04

6/30/04

Trade Receivables

1,709.7

1,909.6

1,979.8

Days Sales Outstanding

60.0

63.4

59.3

Inventories

1,011.7

1,070.5

1,098.2

Months on Hand

1.8

1.8

1.7

Other Current Assets

367.0

386.2

383.5

Accounts Payable & Accruals

(1,414.5)

(1,647.4)

(1,729.9)

Operating Working Capital

1,673.9

1,718.9

1,731.6

% to Revenue(Prior 4 Qtrs.)

17%

16%

16%

Net Plant & Equipment

1,703.5

1,783.2

1,791.3

Investments, net of  L&I Debt

655.4

659.9

749.5

Goodwill

2,484.3

2,618.1

2,718.2

Other, net

345.1

505.4

522.2

Invested Capital

6,862.2

7,285.5

7,512.8

ITW
Invested Capital

ITW
Debt & Equity

6/30/03

3/31/04

6/30/04

Total Capital

Short Term Debt

116.8

51.4

60.0

Long Term Debt

1,446.0

920.8

923.5

Total Debt

1,562.8

972.2

983.5

Stockholders' Equity

7,295.3

8,234.1

8,210.2

Total Capital

8,858.1

9,206.3

9,193.7

Less:

Leasing & Investments Debt

(761.8)

(191.8)

(143.7)

Cash

(1,234.1)

(1,729.0)

(1,537.2)

Net Debt & Equity

6,862.2

7,285.5

7,512.8

Debt to Total Capital

18%

11%

11%

2003

2004

Q2

Q2

Net Income

276.1

360.4

Adjust for Non-Cash Items

49.8

52.0

Changes in Operating Assets & Liab.

(49.6)

(49.6)

Net Cash From Operating Activities

276.3

362.8

Additions to Plant & Equipment

(66.0)

(69.3)

Proceeds from investments

7.4

20.7

Free Operating Cash Flow

217.7

314.2

Stock Repurchase

-

(259.1)

Acquisitions

(59.5)

(182.8)

Investments

(11.7)

(14.0)

Dividends

(70.5)

(74.0)

Debt

(6.5)

5.2

Other

39.0

18.7

Net Cash Increase/(Decrease)

108.5

(191.8)

ITW
Cash Flow

2003

2004

F(U)

Current Quarter

Q2

Q2

Prior Yr.

Operating Income after taxes

295.1

370.6

75.5

Operating Margins

11.5%

12.3%

0.8%

Average Invested Capital

6,698.2

7,399.2

701.0

Capital Turnover

1.53

1.62

0.09

Return on Average Invested Capital

17.6%

20.0%

2.4%

2003

2004

F(U)

Year to Date

Q2

Q2

Prior Yr.

Operating Income after taxes

503.8

666.1

162.3

Operating Margins

10.3%

11.7%

1.3%

Average Invested Capital

6,632.8

7,255.2

622.4

Capital Turnover

1.47

1.57

0.10

Return on Average Invested Capital

15.2%

18.4%

3.2%

ITW
Return on Average Invested Capital

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

49

35

231

32

247

168

-

-

Purchase Price

Cash Paid

44

30

74

56

184

183

-

-

Stock Issued

-

-

-

-

2

-

-

-

Total

44

30

74

56

186

183

-

-

Number of Acquisitions

North America

Engineered Products

1

-

3

3

2

1

-

-

Specialty Systems

-

2

1

1

-

1

-

-

International

Engineered Products

-

1

2

1

5

2

-

-

Specialty Systems

7

3

3

-

3

4

-

-

Total

8

6

9

5

10

8

-

-

2003

2004

ITW
Acquisitions

Key Economic Data

June ’04 ISM: 61.1% is down only slightly from
62.5% in March ’04

US Industrial Production (ex. Tech.): +5.0% in May
’04 compared to +2.2% in March ’04

Euro-Zone Purchasing Managers’ Index: 54.4% in
June ’04 vs. 52.5% in February ’04

Euro-Zone Industrial Production: +1.6% in April
’04 vs. +0.6% in January ’04; UK, Germany and
France all improve

2003

2004

Q2

Q2

Amount

%

Operating Revenues

781.7

845.4

63.7

8.1%

Operating Income

133.3

149.7

16.4

12.2%

Operating Margins

17.1%

17.7%

0.6%

F(U) Last Year

ITW
Engineered Products – North America

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

8.5%

20.6%

1.9%

Nonvolume-related

-

-11.1%

-1.8%

Total

8.5%

9.5%

0.1%

Acquisitions / Divestitures

-0.4%

-0.4%

-

Translation

-

-

-

Impairment

-

-

-

Restructuring

-

3.1%

0.5%

Total

8.1%

12.2%

0.6%

% F(U) Prior Year

Engineered Products-North America
Quarterly Analysis

Engineered Products-North America
Key Points

Total Construction: +11%

ITW construction (Paslode/Buildex/Ramset/ITW Brands)
base revenues: +17% for Q2

Wilsonart base revenues: +6% ; Flooring grows 10+% ; basic
laminate increases 5%

Total construction: new housing +15%; renovation/rehab
+15%; Commercial +6%

2004 End Market Assumptions:

New housing: -3%

Renovation: +3% to +4%

Commercial: Revenues improve in 2nd half of year

Engineered Products-North America
Key Points

Auto base revenues: +3% for Q2

Big 3 build rates: -2% for Q2

GM: -1%

Ford: -5%

Chrysler: +2%

June Big 3 inventories: 85 days

GM: 89 days

Ford: 88 days

Chrysler: 73 days

ITW estimate for 2004:

Q3: -4%

FY: -3%

Industrial: base revenues +10% for Q2

Industrial Plastics, Engineered Polymers, Fibre Glass
Evercoat all had double digit base revenue growth in Q2

ITW
Engineered Products – International

2003

2004

Q2

Q2

Amount

%

Operating Revenues

470.8

645.6

174.8

37.1%

Operating Income

68.2

101.1

32.9

48.3%

Operating Margins

14.5%

15.7%

1.2%

F(U) Last Year

Engineered Products-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

9.8%

27.2%

2.3%

Nonvolume-related

-

-0.2%

-

Total

9.8%

27.0%

2.3%

Acquisitions / Divestitures

15.5%

9.5%

-0.9%

Translation

11.8%

13.9%

0.1%

Impairment

-

-

-

Restructuring

-

-2.1%

-0.3%

Total

37.1%

48.3%

1.2%

% F(U) Prior Year

Engineered Products-International
Key Points

Construction base revenues: +12% in Q2

Europe: +11% growth (strength in France, Germany, UK,
Italy and Denmark)

Austral-Asia: +9% (Paslode/Buildex in Australia)

Wilsonart Intl.: +16% (good activity in China)

Automotive base revenues: +7% in Q2

Builds: -1% ytd

Ford: +10.8%; BMW: +6.4%; Renault: +1.9%; Fiat: -
16.8%; GM Group: -7.6%; VW Group: -1.3%

ITW forecasting FY ’04 builds: +1% to +2%

Industrial base revenues: +8% in Q2

Electronic component packaging, industrial plastics, and
fluid products all grew base revenues in range of 8% to
10%

ITW
Specialty Systems-North America

2003

2004

Q2

Q2

Amount

%

Operating Revenues

842.2

972.2

130.0

15.4%

Operating Income

142.7

177.7

35.0

24.6%

Operating Margins

16.9%

18.3%

1.4%

F(U) Last Year

Specialty Systems-North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

10.8%

26.7%

2.4%

Nonvolume-related

-

-4.2%

-0.6%

Total

10.8%

22.5%

1.8%

Acquisitions / Divestitures

4.6%

2.3%

-0.4%

Translation

-

0.1%

-

Impairment

-

-

-

Restructuring

-

-0.3%

-

Total

15.4%

24.6%

1.4%

% F(U) Prior Year

Specialty Systems-North America
Key Points

Welding base revenues: 20+% in Q2 due primarily
to stronger equipment sales to construction and
other end markets; consumables and components
units also grew sales

Industrial packaging: Signode base revenue grew
+13% in Q2; consumables / machinery both show
improvement

Food Equipment base revenues: Flat in Q2 vs. -9%
FY 2003; late cycle recovery business

ITW
Specialty Systems-International

2003

2004

Q2

Q2

Amount

%

Operating Revenues

498.4

598.4

100.0

20.1%

Operating Income

57.8

84.3

26.5

45.9%

Operating Margins

11.6%

14.1%

2.5%

F(U) Last Year

Specialty Systems-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.2%

7.0%

0.6%

Nonvolume-related

-

12.4%

1.4%

Total

2.2%

19.4%

2.0%

Acquisitions / Divestitures

7.6%

3.0%

-0.7%

Translation

10.3%

12.9%

-

Impairment

-

-

-

Restructuring

-

10.6%

1.2%

Total

20.1%

45.9%

2.5%

% F(U) Prior Year

Specialty Systems-International
Key Points

Signode base revenues strengthen in Q2:

      -Europe: +4%

      -Asia/Pacific: +10%

Food Equipment: base revenues +2%;
operating margins improve 250 basis points
in Q2

Finishing: base revenues +4% in Q2;
operating margins improve 180 basis points

Welding: base revenues +5% and operating
margins improved substantially

Mid

Low

High

Point

3rd Quarter

Base Revenues

6.5%

8.5%

7.5%

Income Per Share-Diluted

$1.05

$1.11

$1.08

%F(U) 2003

21%

28%

24%

Full Year

Base Revenues

6.6%

7.8%

7.2%

Income Per Share-Diluted

$4.21

$4.35

$4.28

%F(U) 2003

25%

29%

27%

ITW
2004 Forecast

ITW 2004 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $500 to $700 million
range.

Restructuring cost of $20 to $30 million.

No further goodwill or intangible impairment cost.

Share repurchase will add 5 to 7 cents per share
for the year.

Tax rate of 34%.

ITW Conference Call

Q & A

Second Quarter

2004